RWN3 Conservative Allocation Fund
NASDAQ Symbol: RWNCX

Summary Prospectus	March 31, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.RWN3.com.  You may also obtain this information at no cost by calling 1-888-796-RWN3 (7963) or by sending an e-mail request to info@rwn3.com. The Fund's Prospectus and Statement of Additional Information, both dated March 31, 2010, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks long-term capital growth through an asset allocation strategy while also seeking to preserve principal.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 90 days of purchase	1.00%
(as a percentage of amount redeemed)
Wire fee or overnight check delivery fee	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of your investment)
Management fees	1.00%
Other expenses[1]	0.39%
Acquired fund fees and expenses[1]	0.02%
Total annual fund operating expenses	1.41%
Fee waiver and/or expense reimbursements[2]	(0.14%)
Total annual fund operating expenses after fee waiver and/or expense reimbursements[2]	1.27%

[1]	“Other expenses” and “Acquired fund fees and expenses” have been estimated for the current fiscal year.
[2]
The Fund’s advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses (excluding acquired fund fees and expenses) do not exceed 1.25% of average daily net assets of the Fund.  This agreement is in effect until June 30, 2011, and it may be terminated before that date only by the Trust’s Board of Trustees.  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid for three years from the date of any such waiver or payment.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

RWN3 Conservative Allocation Fund:

One Year	Three Years

$129	$432

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  The Fund is newly-created and, as a result, does not yet have a portfolio turnover rate.

Principal Investment Strategies

The Fund’s advisor uses a two-step asset allocation strategy, which involves allocating the Fund’s portfolio across broad asset categories (typically, 50-75% debt securities; 25-50% equity securities; and 0-25% cash) and then further allocating the debt and equity components into sub-classes within those broad asset categories.  Allocations may vary for a variety of reasons. For instance, more favorable investment opportunities may be available in a particular category, or the value of investments in one category may have increased in value while the value of investments in another category may have declined.

With respect to the debt component of its portfolio, the Fund generally invests in investment-grade corporate, government, and agency securities; however, the Fund may invest up to 10% of its debt component in below investment-grade (high-yield) securities. There is no limit on the maturity of any security held by the Fund.  With respect to the equity component of its portfolio, the Fund generally invests in U.S. equity securities, particularly in common stocks of large-, mid-, and small-capitalization companies.  The advisor examines these companies for relative values using fundamental analysis, and invests in both growth and value oriented stocks.  The Fund will also invest in preferred stocks.  As part of its overall portfolio allocation strategy, the Fund may also invest in exchange-traded funds (“ETFs”) that seek to track the returns of various bond indices and equity indices.  In addition, the Fund may invest up to 15% in foreign securities for both the debt and equity components, including American Depository Receipts (“ADRs”), which are receipts that represent interests in foreign securities held on deposit by U.S. banks.

Principal Risks of Investing

The Fund’s principal risks are mentioned below. Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

Allocation Risk. The Fund’s investment performance depends on the advisor’s ability to anticipate correctly the relative potential returns and risks of the broad asset categories and applicable sub-classes in which the Fund invests.

Market and Credit Risks of Debt Securities.  The prices of debt securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, debt securities decrease in value if interest rates rise and increase in value if interest rates fall, with lower rated securities more volatile than higher rated securities. The Fund’s debt security investments may underperform particular sectors of the debt market or the debt market as a whole.  The Fund may be adversely affected if the issuers of securities that the Fund holds do not make their principal or interest payments on time.

Government and Agency Securities Risk.  The Fund may invest in securities issued by the U.S. government, its agencies, or government-sponsored entities. Although the U.S. government guarantees principal and interest payments on securities issued by the U.S. government and some of its agencies, this guarantee does not apply to losses resulting from declines in the market value of these securities.  Some of the U.S. government securities are not guaranteed or backed by the full faith and credit of the U.S. government.

High Yield Bond Risk.  High yield bonds involve greater risks of default, downgrade, or price declines and are more volatile than investment-grade securities. Issuers of high yield bonds may be more susceptible than other issuers to economic downturns and are subject to a greater risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could have a substantial adverse effect on the market value of the security.

Ratings Risk. A credit rating is not an absolute standard of quality, but rather a general indicator that reflects only the view of the originating rating agency. If a rating agency revises downward or withdraws its rating of a security in which the Fund invests, that security may become less liquid or may lose value.

Market Risk of Equity Securities.  The Fund’s share price may be affected by a sudden decline in the market value of an investment, or by an overall decline in the stock market.  In addition, the Fund’s investments may underperform particular sectors of the equity market or the equity market as a whole.

Small or Mid-Cap Company Risk.  Investments in securities of small and mid-sized companies may involve greater risks than investing in large capitalization companies because small and mid-sized companies generally have limited track records and their shares tend to trade infrequently or in limited volumes.

Foreign Securities Risk.  The prices of foreign securities may be more volatile because of economic conditions abroad, political developments, and changes in the regulatory environment.  In addition, changes in currency and exchange rates may adversely affect share prices.  Foreign companies are generally subject to different legal and accounting standards than U.S. companies, and foreign financial intermediaries may be subject to less supervision and regulation than U.S. financial firms.

ETF Risk. Investing in one or more ETFs will generally expose the Fund to the risks associated with owning the underlying securities the ETF is designed to track and to management and other risks associated with the ETF itself.   The potential lack of liquidity in an ETF could result in its value being more volatile than the underlying portfolio of securities.  In addition, as an ETF investor the Fund will bear a proportionate share of an ETF’s fees and expenses, which may adversely affect the Fund’s performance.

Management Risk.  The skill of the advisor will play a significant role in the Fund’s ability to achieve its investment objective.

Performance

Because the Fund is new, it does not have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor

RWN3 LLC

Portfolio Manager

Robert W. (Bud) Noffsinger, III, President, has been the portfolio manager of the Fund since its inception on March 31, 2010.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account
Direct Regular Accounts	$5,000
Direct Retirement Accounts	$5,000
Automatic Investment Plan	$5,000
Gift Account For Minors	$5,000

There is no minimum purchase for subsequent investments.  Fund Shares are redeemable on any business day by written request or by telephone.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.